Filed under Rule 497(k) Registration No. 333-08653

SEASONS SERIES TRUST

Mid Cap Value Portfolio

Supplement to the Summary Prospectus dated July 29, 2014

At a meeting held on October 8, 2014, the Board of Trustees (the “Board”) of Seasons Series Trust (the “Trust”), including a majority of the trustees who are not interested persons of the Trust (the “Independent Trustees”), as defined in the Investment Company Act of 1940, as amended, approved (1) a new Subadvisory Agreement between SunAmerica Asset Management, LLC (“SAAMCo”) and Massachusetts Financial Services Company (“MFS”) with respect to the Mid Cap Value Portfolio; and (2) the termination of the Subadvisory Agreement between SAAMCo and Lord, Abbett & Co. LLC (“Lord Abbett”).

The following changes will become effective on or about October 24, 2014:

In the Portfolio Summary, under Investment Adviser, the first paragraph and the table are deleted in their entirety and replaced with the following:

The Portfolio’s investment adviser is SAAMCo. The Portfolio is subadvised by Goldman Sachs Asset Management, LP (“GSAM”) and Massachusetts Financial Services Company (“MFS”). SAAMCo passively manages a portion of the portfolio.

Portfolio Managers

Name	Portfolio Manager of the Portfolio Since	Title

SAAMCo
Timothy Campion	2012	Lead Portfolio Manager
Kara Murphy	2013	Co-Portfolio Manager
Andrew Sheridan	2013	Co-Portfolio Manager

GSAM
Andrew Braun	2002	Managing Director, Portfolio Manager and Co-Chief Investment Officer-Value Equity
Sean Gallagher	2002	Managing Director, Portfolio Manager and Co-Chief Investment Officer-Value Equity
Dolores Bamford, CFA	2002	Managing Director and Portfolio Manager

MFS
Kevin J. Schmitz	2014	Investment Officer
Brooks A. Taylor	2014	Investment Officer

Please retain this supplement for future reference.

Date: October 17, 2014